International Fund I

	Institutional	Class R-1	Class R-2	Class R-3	Class R-4	Class R-5
Ticker Symbol(s)	PINIX	PPISX	PSPPX	PRPPX	PUPPX	PTPPX

Principal Funds, Inc. Summary Prospectus March 1, 2014 as amended March 14, 2014
Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.principalfunds.com/prospectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@principalfunds.com.
This Summary Prospectus incorporates by reference the Statutory Prospectus for Classes Institutional, R-1, R-2, R-3, R-4, and R-5 shares dated March 1, 2014 as supplemented on March 7, 2014 and March 14, 2014 and the Statement of Additional Information dated March 1, 2014 as supplemented on March 7, 2014 and March 14, 2014 (which may be obtained in the same manner as the Prospectus).
On March 11, 2014, the Board of Directors of Principal Funds, Inc. approved hiring Origin Asset Management LLP (“Origin”) as the sub-advisor for the Fund. This proposal will be submitted for shareholder vote at a Special Meeting of Shareholders of International Fund I tentatively scheduled for May 16, 2014. Additional information about this proposal will be provided in the Proxy Statement that is expected to be mailed in April 2014 to International Fund I shareholders of record as of March 31, 2014. If shareholders approve the proposal, it is anticipated that Origin will replace Pyramis Global Advisors, LLC and Schroder Investment Management North America Inc. (including sub-sub-Advisor Schroder Investment Management North America Limited) as sub-advisor to the fund effective June 2014.

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment):    None

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Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class R-1	Class R-2	Class R-3	Class R-4	Class R-5
Management Fees	0.96%	0.96%	0.96%	0.96%	0.96%	0.96%
Distribution and/or Service (12b-1) Fees	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.06%	0.57%	0.49%	0.36%	0.32%	0.30%
Total Annual Fund Operating Expenses	1.02%	1.88%	1.75%	1.57%	1.38%	1.26%
Fee Waiver(1)	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses after Fee Waiver	0.97%	1.83%	1.70%	1.52%	1.33%	1.21%
(1) Principal Management Corporation has contractually agreed to limit the Fund's Management Fees through the period ending February 28, 2015. The fee waiver will reduce the Fund's Management Fees by 0.046% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and Principal, the parties to the agreement may agree to terminate the fee waiver prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$99	$319	$558	$1,243
Class R-1	186	585	1,011	2,196
Class R-2	173	545	943	2,058
Class R-3	155	490	850	1,862
Class R-4	135	431	750	1,652
Class R-5	123	394	686	1,517
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50.6% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in equity securities of foreign companies. Usually, the Fund's investments are diversified across many different countries and regions, including countries with emerging markets. The Fund invests in equity securities of small, medium, and large market capitalization companies.
The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Fund also invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.
Principal Management Corporation invests between 10% and 35% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index (listed in the Average Annual Total Returns table) by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index.

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Principal Risks
The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S., including emerging markets, who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international equity securities which trade in non-U.S. currencies.
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principal.com or by calling 1-800-222-5852.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare to the returns of one or more broad-based market indices.

•	Life of Fund results are measured from the date the Fund's shares were first sold (December 29, 2003).

•	The Institutional Class shares were first sold on December 29, 2003.

•	The R-2, R-3, R-4, and R-5 Class shares were first sold on June 1, 2004.

•	The R-1 Class shares were first sold on November 1, 2004.

•
For periods prior to the date on which these classes began operations, their performance is based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of these classes.

•	The adjustments result in performance (for the periods prior to the date these classes began operations) that is no higher than the historical performance of the Institutional Class shares.

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Total Returns as of December 31 each year (Institutional Class shares)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	22.60%
Lowest return for a quarter during the period of the bar chart above:	Q3 '11	-22.83%

Average Annual Total Returns
For the periods ended December 31, 2013	1 Year	5 Years	Life of Fund
Institutional Class Return Before Taxes	20.08%	10.84%	6.41%
Institutional Class Return After Taxes on Distributions	19.83%	10.76%	5.89%
Institutional Class Return After Taxes on Distribution and Sale of Fund Shares	11.95%	8.92%	5.43%
Class R-1 Return Before Taxes	19.01%	9.90%	5.50%
Class R-2 Return Before Taxes	19.15%	10.02%	5.63%
Class R-3 Return Before Taxes	19.36%	10.24%	5.81%
Class R-4 Return Before Taxes	19.67%	10.45%	6.02%
Class R-5 Return Before Taxes	19.76%	10.59%	6.15%
MSCI EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	22.78%	12.44%	6.91%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for Class R-1, R-2, R-3, R-4 and R-5 shares.
Management
Investment Advisor and Portfolio Manager(s):
Principal Management Corporation

•	James W. Fennessey (since June 2, 2009), Vice President

•	Randy L. Welch (since June 2, 2009), Vice President
Sub-Advisor(s):
Pyramis Global Advisors, LLC
Schroder Investment Management North America Inc.
Sub-Sub-Advisor(s):
Schroder Investment Management North America Limited

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Purchase and Sale of Fund Shares
There are no minimum initial or subsequent investment requirements for an eligible purchaser. You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan or intermediary; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

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